UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 16, 2023

(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 619100, Dallas, Texas	75261-9100
(Address of principal executive offices)	(Zip Code)

(972) 281-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMB	New York Stock Exchange
0.625% Notes due 2024	KMB24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 16, 2023, Kimberly-Clark Corporation (the “Corporation”) issued $350,000,000 aggregate principal amount of 4.500% Notes due 2033 (the “Notes”) pursuant to its effective shelf registration statement on Form S-3 (File No. 333-262635) (the “Shelf Registration Statement”). On February 13, 2023, the Corporation entered into an Underwriting Agreement (the “Underwriting Agreement”) with HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives for the several underwriters named therein, for the issuance and sale by the Corporation of the Notes. The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Shelf Registration Statement.

The Notes were issued under the Indenture (as amended and supplemented, the “Indenture”), dated as of March 1, 1988, by and among the Corporation and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The First National Bank of Chicago) as trustee (originally executed with Bank of America National Trust and Savings Association) and the Tenth Supplemental Indenture, dated as of February 16, 2023 (the “Tenth Supplemental Indenture”), by and among the Corporation and U.S. Bank National Association, as successor trustee under the Indenture in respect to the Notes.

The foregoing description of the Underwriting Agreement, the Notes, the Indenture and the Tenth Supplemental Indenture are summaries and are qualified in their entirety by reference to such documents, which are attached as Exhibits 1.1, 4.1, 4.2 and 4.3 to this Current Report on Form 8-K, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 1.1	Underwriting Agreement, by and among the Corporation and the representatives for the several underwriters named therein, dated as of February 13, 2023.

Exhibit 4.1	Form of 4.500% Notes due February 16, 2033.

Exhibit 4.2	First Amended and Restated Indenture dated as of March 1, 1988, between the Corporation and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The First National Bank of Chicago) as trustee (originally executed with Bank of America National Trust and Savings Association) (incorporated by reference to Exhibit No. 4.1 to the Registration Statement on Form S-3 filed on February 2, 1998 (Registration No. 333-45399)).

Exhibit 4.3	Tenth Supplemental Indenture, dated as of February 16, 2023, between the Corporation and U.S. Bank National Association, as successor trustee.

Exhibit 5.1	Opinion of Gibson, Dunn & Crutcher LLP.

Exhibit 23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto).

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: February 16, 2023	By:	/s/ Flavio Costa
Flavio Costa
Vice President and Treasurer